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                                                                    EXHIBIT 10.3


Merrill Lynch                                                     NO. 862-07N67
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                     WCMA* NOTE, LOAN AND SECURITY AGREEMENT

WCMA NOTE, LOAN AND SECURITY AGREEMENT ("Loan Agreement") dated as of July 5, 1995, between M.J. GROSS & COMPANY, INC. D/B/A DATA CONVERSION LABORATORY, a corporation organized and existing under the laws of the State of New York having its principal office at 184-13 Horace Harding Expressway, Fresh Meadows, NY 11365 ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 33 West Monroe Street, Chicago, IL 80603 ("MLBFS").

In accordance with that certain WORKING CAPITAL MANAGEMENT(R) ACCOUNT AGREEMENT NO. 862-07N67 ("WCMA Agreement") between Customer and MLBFS' affiliate, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MLPF&S"), Customer has subscribed to the WCMA Program described In the WCMA Agreement. The WCMA Agreement is by this reference incorporated as a part hereof, In conjunction therewith and as part of the WCMA Program, Customer has requested that MLBFS provide, and subject to the terms and conditions herein set forth MLBFS has agreed to provide, a commercial line of credit for Customer (the "WCMA Line of Credit").

Accordingly, and in consideration of the premises and of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

1. DEFINITIONS

(a) Specific Terms. In addition to terms defined elsewhere. In this Loan Agreement, when used herein the following terms shall have the following meanings;

(i) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(ii) "Activation Date" shall mean the date upon which MLBFS shall cause the WCMA Line of Credit to be fully activated under MLBFS' computer system as part of the WCMA Program.

(iii) "Additional Agreements" shad mean all agreements, Instruments, documents and opinions other than this Loan Agreement which are contemplated hereby or otherwise reasonably required by MLBFS, and relate to this Loan Agreement or evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of security interests upon the Collateral or any other collateral for the Obligations.

(iv) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(v) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General intangibles, Deposit Accounts, Documents and instruments of Customer, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in
Section 9 (b) hereof.

(vi) "Commitment Expiration Date" shall mean August 5,1995.

(vii) "General Funding Conditions" shall mean each of the following conditions to any WCMA Loan by MLBFS hereunder, (A) no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing or would result from the making of any WCMA Loan hereunder by MLBFS; (B) there shall not have occurred any material adverse change In the business or financial condition of Customer or any Guarantor; (C) all representations and warranties of Customer or any Guarantor herein or in any Additional Agreements shall then be true and correct in all material respects; (D) no other event shall then have occurred and be continuing which shall have reasonably caused MLBFS to in good faith believe that the prospect of payment or performance) by Customer or any Guarantor has been materially impaired; (E) MLBFS shall have received this Loan Agreement and all Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS;
(F) MLBFB shall have received evidence reasonably satisfactory to it as to the ownership of the Collateral and the perfection and priority of MLBFS1 liens and security interests thereon, as wall as the ownership of and the perfection and priority of MLBFS' liens and security Interests on any other collateral for the Obligations furnished pursuant to any of the Additional Agreements; (G) MLBFS shall have received evidence reasonably satisfactory to it of the insurance required hereby or by any of the Additional Agreements; and (H) arty additional conditions specified in an Approval Letter or Commitment Letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.

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(viii) "Guarantor" shall mean a person or entity who has either guaranteed or provided collateral for any or all of the Obligations.

(ix) "Interest Rate" shall mean a fluctuating per annum rate of interest equal to the sum of 1.0% and the Prime Rate. "Prime Rate" shall mean, as of the date of any determination, the interest rate then most recently published in the "Money Rates" section of The Wall Street Journal as the Prime Rate (or if more than one rate Is published as the Prime Rate, then the highest of such rates). The Interest Rate will change as of the date of publication in The Wall Street Journal of a Prime Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fall or cease to publish the Prime Rate. MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

(x) "Line Fee" shall mean a fee of $1,500.00 due to MLBFS in connection with the WCMA Line of Credit for the period prior to the current Maturity Date.

(xi) "Location of Tangible Collateral" shall mean the address of Customer set forth at the beginning of this Loan Agreement, together with any other address or addresses set forth on an exhibit hereto as being a Location of Tangible Collateral.

(xii) "Maturity Date" shall mean July 31, 1996, or such later date as may be consented to in writing by MLBFS.

(xiii) "Maximum WCMA Line of Credit" shall mean an amount equal to $300.000.00.

(xiv) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include all present and future liabilities, indebtedness and obligations of Customer under this Loan Agreement.

(xv) "Permitted Liens" shall mean (A) liens for current taxes not delinquent, other liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other sums arising In the ordinary course of business being contested in good faith by appropriate proceedings; (B) liens in favor of MLBFS; (C) liens which will be discharged with the proceeds of the initial WCMA Loan; and (D) any other liens expressly permitted in writing by MLBFS.

(xvi) "WCMA Account" shall mean and refer to the Working Capital Management Account of Customer with MLPF&S identified as Account NO. 862-07N67.

(xvii) "WCMA Loan" shall mean each advance made by MLBFS pursuant to this Loan Agreement.

(b) Other Terms. Except as otherwise defined herein: (i) all terms used in this Loan Agreement which are defined In the Uniform commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC, and (ii) capitalized terms used herein which are defined in the WCMA Agreement shall have the meaning set forth In the WCMA Agreement.

2. WCMA PROMISSORY NOTE

FOR VALUE RECEIVED, Customer hereby promises to pay to the order of MLBFS, at the times and in the manner set forth in this Loan Agreement or in such other manner and at such place as MLBFS may hereafter designate in writing, the following: (a) on the Maturity Date, the aggregate unpaid principal amount of all WCMA Loans (the "WCMA Loan Balance"); (b) interest at the Interest Rate on the outstanding WCMA Loan Balance, from and including the date on which the initial WCMA Loan is made until the date of payment of all WCMA Loans in full; and (o) on demand, all other sums payable pursuant to this Loan Agreement, including, but not limited to, the Line Fee and any late charges. Except as otherwise expressly set forth herein, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this WCMA Promissory Note and this Loan Agreement.

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3. WCMA LOANS

(a) Activation Date. Provided that: (i) the Commitment Expiration Date shall not then have occurred, and (ii) Customer shall have subscribed to the WCMA Program and its subscription to the WCMA Program snail then be in effect, the Activation Date shall occur on or promptly after the date, following the acceptance of this Loan Agreement by MLBFS at its office in Chicago, Illinois, upon which each of the General Funding Conditions shall have been met or satisfied to the reasonable satisfaction of MLBFS. No activation by MLBFS of the WCMA Line of Credit for a nominal amount shall be deemed evidence of the satisfaction of any of the conditions herein set forth, or a waiver of any of the terms or conditions hereof. Customer hereby authorizes MLBFS to pay out of and charge to Customer's WCMA Account on the Activation Date all amounts necessary to fully pay off any bank or other financial institution having a lien upon any of the Collateral other than a Permitted Lien.

(b) WCMA Loans. Subject to the terms and conditions hereof, during the period from and after the Activation Date to the Maturity Date: (i) MLBFS will make WCMA Loans to Customer in such amounts as Customer may from time to time request in accordance with the terms hereof, up to an aggregate outstanding amount not to exceed the Maximum WCMA Line of Credit, and (ii) Customer may repay any WCMA Loans in whole or in part at any time without premium or penalty, and request a re-borrowing of amounts repaid on a revolving basis. Customer may request WCMA Loans by use of WCMA Checks, FTS, Visa(R) charges, wire transfers, or such other means of access to the WCMA Line of Credit as may be permitted by MLBFS from time to time; it being understood that so long as the WCMA Line of Credit shall be in effect, any charge or debit to the WCMA Account which but for the WCMA Line of Credit would under the terms of the WCMA Agreement result In an overdraft, shall be deemed a request by Customer for a WCMA Loan.

(c) Conditions of WCMA Loans. Notwithstanding the foregoing, MLBFS shall not be obligated to make any WCMA Loan, and may without notice refuse to honor any such request by Customer, if at the time of receipt by MLBFS of Customer's request:
0) the making of such WCMA Loan would cause the Maximum WCMA Line of Credit to be exceeded; or (ii) the Maturity Date shall have occurred, or the WCMA Line of Credit shall have otherwise been terminated in accordance with the terms hereof; or (iii) an event shall have occurred and is continuing which shall have caused any of the General Funding Conditions to not then tie met or satisfied to the reasonable satisfaction of MLBFS. The making by MLBFS of any WCMA Loan at a time when any one or more of said conditions shall not have been met shall not in any event be construed as a waiver of said condition or conditions or of any Event of Default, and shall not prevent MLBFS at any time thereafter while any condition shall not have been met from refusing to honor any request by Customer for a WCMA Loan.

(d) Force Majeure. MLBFS shall not be responsible, and shall have no liability to Customer or any other party, for any delay or failure of MLBFS to honor any request of Customer for a WCMA Loan or any other act or omission of MLBFS, MLPF&S or any of their affiliates due to or resulting from any system failure, error or delay in posting or other clerical error, loss of power, fire, Act of God or other cause beyond the reasonable control of MLBFS, MLPF&S or any of their affiliates unless directly arising out of the willful wrongful act or active gross negligence of MLBFS. In no event shall MLBFS be liable to Customer or any other party for any incidental or consequential damages arising from any act or omission by MLBFS, MLBFS or any of their affiliates in connection with the WCMA Line of Credit or this Loan Agreement.

(e) Interest. The WCMA Loan Balance shall bear interest at the Interest Rate. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Notwithstanding any other provision in this Loan Agreement or any Additional Agreements to the contrary, in no event shall the Interest Rate exceed the highest rate permissible under any applicable law. in the event that any court having jurisdiction determines that MLBFS has received excess interest hereunder, MLBFS will promptly refund such excess interest to Customer, without charge or penalty. Except as otherwise provided herein, accrued and unpaid Interest on the WCMA Loan Balance shall be payable monthly on the last Business Day of each calendar month, commencing with the last Business Day of the calendar month in which the Activation Date shall occur. Customer hereby irrevocably authorizes and directs MLPF&S to pay MLBFS such accrued interest from any available free credit balances In the WCMA Account and if such available free credit balances are insufficient to satisfy any interest payment due, to liquidate any investments in the Money Accounts (other than any investments constituting any Minimum Money Accounts Balance) in an amount up to the balance of such accrued Interest, and pay to MLBFS the available proceeds on account thereof. If available free credit balances in the WCMA Account and available proceeds of the Money Accounts are insufficient to pay the entire balance of accrued interest, and Customer otherwise fails to make such payment when due, MLBFS may, in its sole discretion, make a WCMA Loan in an amount equal to the balance of such accrued Interest and pay the proceeds of such WCMA Loan to itself on account of such Interest. The amount of any such WCMA Loan will be added to the WCMA Loan Balance, if MLBFS declines to extend a WCMA Loan to Customer under these circumstances. Customer hereby authorizes and directs MLPF&S to make all such interest payments to MLBFS from any Minimum Money Accounts Balance. If there is no Minimum Money Accounts Balance, or it is insufficient to pay all such Interest, MLBFS will invoice Customer for payment of the balance of the accrued Interest, and Customer shall pay such interest as directed by MLBFS within 5 Business Days of receipt of such invoice.

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(f) Payments. All payments required or permitted to be made pursuant to this
Loan Agreement shall tie made in lawful money of the United States. Unless otherwise directed by MLBFS, payments on account of the WCMA Loan Balance may be made by the delivery of checks (other than WCMA Checks), or by means of FTS or wire transfer of funds (other than funds from the WCMA Line of Credit) to MLPF&S for credit 10 Customer's WCMA Account. Notwithstanding anything in the WCMA Agreement to the contrary. Customer hereby irrevocably authorizes and directs MLPF&S to apply available free credit balances in the WCMA Account to the repayment of the WCMA Loan Balance prior to application for any other purpose. Payments to MLBFS from funds in the WCMA Account shall be deemed to be made by Customer upon the same basis and schedule as funds are made available for Investment in the Money Accounts in accordance with the terms of the WCMA Agreement, All funds received by MLBFS from MLBFS pursuant to the aforesaid authorization shall be applied by MLBFS to repayment of the WCMA Loan Balance. The acceptance by or on behalf of MLBFS of a check or other payment for a lesser amount than shall be due from Customer, regardless of any endorsement or statement thereon or transmitted therewith, shall not be deemed an accord and satisfaction or anything other than a payment on account, and MLBFS or anyone acting on behalf of MLBFS may accept such check or other payment without prejudice to the rights of MLBFS to recover the balance actually due or to pursue any other remedy under this Loan Agreement or applicable law for such balance. All checks accepted by or on behalf of MLBFS in connection with the WCMA Line of Credit are subject to final collection.

(g) Exceeding the Maximum WCMA Line of Credit. In the event that the WCMA Loan Balance shall at any time exceed the Maximum WCMA Line of Credit, Customer shall within 1 Business Day of the first to occur of (i) any request or demand of MLBFS, or (ii) receipt by Customer of a statement from MLPF&S showing a WCMA Loan Balance In excess of the Maximum WCMA Line of Credit, deposit sufficient funds into the WCMA Account to reduce the WCMA Loan Balance below the Maximum WCMA Line of Credit.

(h) Line Fee; Extensions. In consideration of the extension of the WCMA Line of Credit by MLBFS to Customer during the period prior to the current Maturity Date, Customer has paid or shall pay the Line Fee to MLBFS, If such fee has not heretofore been paid by Customer, Customer hereby authorizes MLBFS, at Its option, to either cause said fee (and any renewal Line Fee) to be paid with a WCMA Loan which Is added to the WCMA Loan Balance, or Invoice Customer for said fee On which event Customer shall pay said fee within 5 Business Days after receipt of such invoice). No delay in the Activation Date, howsoever caused, shall entitle Customer to any rebate or reduction In the Line Fee or extension of the Maturity Date. In the event MLBFS and Customer, in their respective sole discretion, agree to renew the WCMA Line of Credit beyond the current Maturity Date, Customer agrees to pay a renewal Line Fee In the amount then set forth In the writing signed by MLBFS which extends the Maturity Date; it being understood that any request by Customer for a WCMA Loan or failure of Customer to pay any WCMA Loan Balance outstanding on the immediately prior Maturity Date, after the receipt by Customer of a writing signed by MLBFS extending the Maturity Date, shall be deemed a consent by Customer to both the renewal Line Fee and the new Maturity Date. If no renewal Line Fee is set forth In the writing signed by MLBFS extending the Maturity Data, the renewal Line Fee shall be deemed to be the same as the immediately preceding Line Fee.

(I) Statements. MLBF&S will include in each monthly statement it issues under the WCMA Program information with respect to WCMA Loans and the WCMA Loan Balance. Any questions that Customer may have with respect to such information should be directed to MLBFS; and any questions with respect to any other matter in such statements or about or affecting the WCMA Program should be directed to MLPF&S.

(j) Use of Loan Proceeds; Securities Transactions. On the Activation Date, a WCMA Loan will be made to pay any Indebtedness of Customer to a third party secured by all or any part of the Collateral. The proceeds of each subsequent WCMA Loan shall be used by Customer solely for working capital in the ordinary course of its business, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. Customer agrees that under no circumstances will funds borrowed from MLBFS through the WCMA Line of Credit be used: (i) for personal, family or household purposes of any person whatsoever, (ii) to purchase, carry or trade In securities, including shares of the Money Accounts, or (Hi) to repay debt incurred to purchase, carry or trade in securities; nor will any such funds be remitted, directly or indirectly, to MLPF&S or any other broker or dealer in securities, by WCMA Check, check, FTS, wire transfer, or otherwise.

4. REPRESENTATIONS AND WARRANTIES

Customer represents and warrants to MLBFS that:

(a) Due Organization, etc. Customer is a corporation, duly organized, validly existing and in good standing under the laws of the State of New York.

(b) Execution, Delivery and Performance. The execution, delivery and performance by Customer of this Loan Agreement and by Customer and each Guarantor of such of the Additional Agreements to which it is a party: (i) have been duly authorized by all requisite action, (B) do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer or any such Guarantor, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer or any such Guarantor under, any other agreement, instrument or document to which it is a party or by which it is bound.

(c) Notices and Approvals. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer or any Guarantor of such of this Loan Agreement and the Additional Agreements to which it is a party.

(d) Enforceability. This Loan Agreement and such of the Additional Agreements to which it Is a party are the legal, valid and binding obligations of Customer and each Guarantor, enforceable against it or them, as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) Collateral. Subject to any Permitted Liens: (i) Customer has good and marketable title to the Collateral. (ii) none of the Collateral is subject to any lien, encumbrance or security interest other than the liens and security interests of MLBFS, and (iii) upon the filing of ail Uniform Commercial Code financing statements executed by Customer with respect to the Collateral in the appropriate jurisdictions) and/or the completion of any other action required by applicable law to perfect its liens and security interests, MLBFS will have valid and perfected first liens and security Interests upon all of the Collateral.

(f) Financial Statements. Except as expressly set forth in Customer's financial statements, all financial statements of Customer furnished to MLBFS have been prepared In conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended: and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation. All financial statements furnished to MLBFS of any Guarantor are true and correct and fairly represent such Guarantor's financial condition as of the date of such financial statements, and since the most recent date of such financial statements, there has been no material adverse change in such financial condition.

(g) Litigation. No litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against Customer or any Guarantor, which would, if adversely determined, materially and adversely affect the financial condition of Customer or any such Guarantor or the continued operations of Customer.

(h) Tax Returns. All federal, state and local tax returns, reports and statements required to be filed by Customer and each Guarantor have been filed with the appropriate governmental agencies and all taxes due and payable by Customer and each Guarantor nave been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer).

(i) Collateral Location. All of the tangible Collateral is located at a Location of Tangible Collateral.

Each of the foregoing representations and warranties are continuing and shall be deemed remade by Customer concurrently with each request for a WCMA Loan.

5. FINANCIAL AND OTHER INFORMATION

Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(a) Annual Financial Statements. Within 120 days after the dose of each fiscal year of Customer. Customer shall furnish or cause to be furnished to MLBFS a copy of the annual reviewed financial statements of Customer consisting of at least a balance sheet as at the close of such fiscal year and related statements of income, retained earnings and cash flows, reviewed by Hs current independent accountants or other independent accountants reasonably acceptable to MLBFS and certified by Its chief financial officer.

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(b) Interim Financial Statements. Within 45 days after the dose of each fiscal quarter of Customer. Customer shall furnish or cause to be furnished to MLBFS:
(i) a statement of profit and loss for the fiscal quarter then ended, and (ii) a balance sheet as at the close of such fiscal quarter; all in reasonable detail and certified by its chief financial officer.

(c) Other Information. Customer shall furnish or cause to be furnished to MLBFS such other information as MLBFS may from time to time reasonably request relating to Customer, any Guarantor or the Collateral.

Customer acknowledges that timely receipt of all such information is critical to the ability of MLBFS to prudently offer the WCMA Line of Credit, and that the failure to provide any such information within the time required will constitute a material breach by Customer of this Loan Agreement.

6.OTHER COVENANTS

Customer further agrees during the term of this Loan Agreement that:

(a) Financial Records; Inspection. Customer will: (i) maintain complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS, upon reasonable notice and at reasonable times, to inspect its properties (both real or personal), operations, books and records.

(b) Taxes. Customer and each Guarantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and alt other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor or the continued operations of Customer.

(c) Compliance With Laws and Agreements. Neither Customer nor any Guarantor wilt violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it Is bound, If any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer.

(d) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) customer will not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets or stock of, or any material partnership or joint venture interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets if any such action causes a material change in its control or principal business, or a material adverse change In its financial condition or operations; (ii) Customer will preserve its existence and good standing in the jurisdictions of establishment and operation, and will not operate in any material business other than a business substantially the same as its business as of the date of application by Customer for credit from MLBFS; and (iii) Customer win not cause or permit any material change in Its controlling ownership, controlling senior management or, except upon not less than 30 days prior written notice to MLBFS, its name or principal place of business.

7.COLLATERAL

(a) Pledge of Collateral. To secure payment and performance of the Obligations, customer hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS first liens and security interests in and upon all of the Collateral, subject only to Permitted Liens.

(b) Liens. Customer shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired, except for any Permitted Liens. Customer shall further perform any and all acts reasonably requested by MLBFS to establish, perfect, maintain and continue MLBFS' security interests and liens upon the Collateral, including, but not limited to: (i) Executing financing statements and any and all other instruments and documents when and as reasonably requested by MLBFS. and (ii) If in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgages of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(c) Performance of Obligations. Customer shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Loan Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Customer's said obligations.

(d) Sales and Collections. So long as no Event of Default shall have occurred and is continuing. Customer may in the ordinary course of its business: (i) sell any Inventory normally held by Customer for sale. (ii) use or consume any materials and supplies normally held by Customer for use or consumption, and
(iii) collect all of its Accounts. Customer shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

(e) Account Schedules. Upon the request of MLBFS, made now or at any reasonable time or times hereafter, Customer shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice or contract number and date of each invoice or contract Customer shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Customer as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(f) Alterations and Maintenance. Except upon the prior written consent of MLBFS. Customer shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Customer shall at all times keep the tangible Collateral in good condition and repair and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to the premises where any Collateral is or may be located, except for any such obligations, being contested by Customer in good faith by appropriate proceedings.

(g) Location. Except for movements required in the ordinary course of Customer's business, Customer shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Customer cause or penult any material tangible collateral to be removed from the United States without the express prior written consent of MLBFS.

(h) Insurance. Customer shall insure all of the tangible Collateral under a policy or policies of physical damage insurance providing that losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable Endorsement and containing such other provisions as may be reasonably required by MLBFS. Customer shall further provide and maintain a policy or policies of comprehensive public liability Insurance naming MLBFS as an additional party insured. Customer shall maintain such other insurance as may be required by law or is customarily maintained by companies in a similar business or otherwise reasonably required by MLBFS, All such Insurance shall provide that MLBFS will receive not less than 10 days prior written notice of any cancellation, and shall otherwise be in form and amount and with an insurer or insurers reasonably acceptable to MLBFS. Customer shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(i) Event of Loss. Customer shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25.000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Customer or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such Collateral shall advise either Customer or MLBFS that it disclaims liability in respect of such Event of Loss, Customer shall, at Customer's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (In which event Customer shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or consent to a reduction In the WCMA Line of Credit in an amount equal to the actual cash value of such Collateral as determined by either the applicable insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or line reduction, as aforesaid, an Event of Default shall occur hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Customer to either replace such Collateral or, on its own volition and without the consent of Customer, reduce the WCMA Line of Credit, as aforesaid.

(j) Notice of Certain Event. Customer shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

(k) Indemnification. Customer shall indemnify, defend and save MLBFS harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, collection, possession, use or operation of any Collateral, or (ii) any failure by Customer to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, liabilities, etc. arising directly out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Loan Agreement as to all matters arising or accruing prior to such expiration or termination.

8. EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) Failure to Pay. Customer shall fail to pay to MLBFS or deposit Into the WCMA Account when due any amount owing or required to be deposited by Customer under this Loan Agreement, and such failure shall continue for more than 5 Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b) Failure to Perform. Customer or any Guarantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement or any of the Additional Agreements (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for 10 Business Days after written notice thereof shall have been given by MLBFS to Customer.

(c) Breach of Warranty. Any representation or warranty made by Customer or any Guarantor contained in this Loan Agreement or any of the Additional Agreements shall at any time prove to have been incorrect iIn any material respect when made.

(d) Default Under Other Agreement. A default or Event of Default by Customer or any Guarantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(e) Bankruptcy, Etc. A proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed by Customer or any Guarantor, or any such proceeding shall be filed against Customer or any Guarantor and shall not be dismissed or withdrawn within 60 days after filing, or Customer or any Guarantor shall make an assignment for the benefit of creditors, or Customer or any Guarantor shall become Insolvent or generally fail to pay, or admit in writing Its inability to pay, its debts as they become due.

(f) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Customer or any Guarantor has been materially Impaired.

(g) Acceleration of Debt to Other Creditor. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Customer or any Guarantor to another creditor under any indenture, agreement, undertaking, or otherwise.

(h) Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any material abuse or misuse, or any levy, attachment, seizure or confiscation which is not released within 10 Business Days.

9. REMEDIES

(a) Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Termination. MLBFS may without notice terminate the WCMA Line of Credit and all obligations to provide the WCMA Line of Credit or otherwise extend any credit to or for the benefit of Customer and upon any such termination MLBFS shall be relieved of all such obligations.

(ii) Acceleration. MLBFS may declare the principal of and interest on the WCMA Loan Balance, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived.

(iii) Exercise Rights of Secured Party. MLBFS may exercise any or all of the remedies of a secured party under applicable law, Including, but not limited to, the UCC. and any or all of its other rights and remedies under this Loan Agreement and the Additional Agreements.

(iv) Possession. MLBFS may require Customer to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Customer.

(v) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper. MLBFS may purchase any Collateral at any such public sale. The net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and In the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Customer or whoever else may be entitled thereto, and with Customer and the Guarantors remaining jointly and severally liable for any amount remaining unpaid after such application.

(vi) Delivery of Cash, Checks, Etc. MLBFS may require Customer to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (property endorsed, where required, so that such items may be collected by MLBFS} which may be received by Customer at any time in full or partial payment of any Collateral, and require that Customer not commingle any such Items which may be so received by Customer with any other of Its funds or property but instead hold them separate and apart and In trust for MLBFS until delivery Is made to MLBFS.

(vii) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to males payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper, and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(viii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Customer's name on any Item of payment on or proceeds of the Collateral.

(b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLBFS or any agent, bailey, or affiliate of MLBFS or MLPP&S. Including, without limitation, the WCMA Account and any Money Accounts, and all cash and securities therein or controlled thereby, and all proceeds thereof. Customer hereby collaterally assigns and grants to MLBFS a security interest in alt such property as additional Collateral.

(c) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

(d) Notices. To the fullest extent permitted by applicable law. Customer hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Customer waives all rights of redemption from any such sale. Any notices required under applicable law shall be reasonably and properly given to Customer if given by any of the methods provided herein at least 5 Business Days prior to taking action. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Customer further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

10. MISCELLANEOUS

(a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement or any of the Additional Agreements shad operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any amendment, modification, supplement, termination or waiver of any provision of this Loan Agreement or any of the Additional Agreements, nor any consent to any departure by Customer there from, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement or any of the Additional Agreements and any consent to any departure by Customer from the terms of this Loan Agreement or any of the Additional Agreements shall be effective only In the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) Disclosure. Customer and each Guarantor hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLBFS, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer or any Guarantor.

(c) Communications. All notices and other communications required or permitted hereunder shall be (n writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mall, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) Costs, Expanses and Taxes. Customer shall upon demand pay or reimburse MLBFS for (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS1 rights hereunder or In the Collateral or any other collateral for the
Obligations: (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable In connection with the execution, delivery and/or recording of this Loan Agreement or any of the Additional Agreements; and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees end expenses of outside counsel) incurred by MLBFS in connection with the enforcement of this Loan Agreement or any of the Additional Agreements or the protection of MLBFS rights hereunder or thereafter, excluding, however, salaries and expenses of MLBFS' employees. The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) Right to Perform Obligations. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained In this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 days written notice Is sent to Customer, do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the Interest Rate during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations.

(f) Late Charge. Any payment required to be made by Customer pursuant to this Loan Agreement not paid within 5 Business Days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (i) 5% of the overdue amount, or (ii) the maximum amount permitted by applicable law. Such late charge shall be payable on demand, or, without demand, may in the sole discretion of MLBFS be paid by a WCMA Loan and added to the WCMA Loan Balance in the same manner as provided herein for accrued interest.

(g) Further Assurances. Customer shall do such further acts and things and execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement, or to confirm unto MLBFS its rights, powers and remedies under this Loan Agreement and the Additional Agreements.

(h) Binding Effect; Assignment. This Loan Agreement and the Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement or any of the Additional Agreements without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS. no such consent shall In any event relieve Customer of any of its obligations under this Loan Agreement or the Additional Agreements.

(i) Headings. Captions and section and paragraph headings in this Loan Agreement and the Additional Agreements are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(j) Governing Law. This Loan Agreement, and, unless otherwise expressly provided therein, each of the Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(k) Severability of Provisions. Whenever possible, each provision of this Loan Agreement and the Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement or any of the Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without Invalidating the remaining provisions of this Loan Agreement and the Additional Agreements or affecting the validity or enforceabiltty of such provision in any other jurisdiction.

(l) Term. This Loan Agreement shall become effective on the date accepted by MLBFS at its office in Chicago, Illinois, and, subject to the terms hereof, shall continue in effect so long thereafter as the WCMA Line of Credit shall be in effect or there shall be any Obligations outstanding.

(m) Integration. THIS LOAN AGREEMENT, TOGETHER WITH THE ADDITIONAL AGREEMENTS, CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. Without limiting the foregoing, Customer acknowledges that: (i) no promise or commitment has been made to it by MLBFS, MLPF&S or any of their respective employees, agents or representatives to extend the availability of the WCMA Line of Credit or the due date of the WCMA Loan Balance beyond the current Maturity Date, or to increase the Maximum WCMA Line of Credit, or otherwise extend any other credit to Customer or any other party;
(ii) no purported extension of the Maturity Date, increase in the Maximum WCMA Line of Credit or other extension or agreement to extend credit shall be valid or binding unless expressly set forth in a written instrument signed by MLBFS; and (iii) except as otherwise expressly provided herein, this Loan Agreement supercedes and replaces any and all proposals, letters of intent and approval and commitment letters from MLBFS to Customer, none of which shall be considered an Additional Agreement.

(n) Jurisdiction; Waiver. CUSTOMER ACKNOWLEDGES THAT THIS LOAN AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OP MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS LOAN AGREEMENT AND THE ADDITIONAL AGREEMENTS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. CUSTOMER CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE CUSTOMER FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND CUSTOMER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE WCMA UNE OF CREDIT, THIS LOAN AGREEMENT. ANY ADDITIONAL AGREEMENTS AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS LOAN AGREEMENT.

   IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

M.J. GROSS & COMPANY, INC. D/B/A DATA CONVERSION LABORATORY

By: /s/ Mark Gross            /s/ Judy Gross
   ------------------------------------------------
       Signature (1)             Signature (2)

By: /s/ Mark Gross            /s/ Judy Gross
   ------------------------------------------------
       Printed Name              Printed Name

By:     President                    V.P.
   ------------------------------------------------
          Title                     Title

Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.

By: /s/ B. Ferrsou, AVP
   ------------------------------

                                                   Private Client Group

[MERRILL LYNCH LOGO]              Merrill Lynch Business Financial Services Inc.

                                  33 West Monroe Street 22nd Floor
                                  Chicago, Illinois 60603
                                  312/845-1020

                                  FAX 312/945-9093


                                                                  April 10, 1997

M. J. Gross & Company, Inc. d/b/a Data Conversion Laboratory

184-13 Horace Harding Expressway

Fresh Meadows, NY 11365

          Re: WCMA Line of Credit Increase and Extension

Ladies And Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and M. J. Gross & Company, Inc. d/b/a Data Conversion Laboratory ("Customer") with respect to: (i) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 862-07N67 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS (a "Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" the Loan Documents are hereby amended as follows:

1. The term "Maturity Date" shall mean July 31,1998.

2. The "Line Fee" for the period ending July 31,1998, shall be $2,125.00. In addition, Customer agrees to pay a $500.00 increase fee in connection herewith. Customer hereby authorizes and directs MLBFS to charge said amounts (aggregating 2,625.00) to WCMA Account No. 862-07N67 on or at any time after the Effective Date.

3. The term "Maximum WCMA Line of Credit" shall mean $425,000.00.

Except as expressly modified hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their Unconditional Guaranty shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (i) no default or Event of Default has occurred and is continuing under the Loan Documents; (ii) each of the warranties of Customer in the Loan

M. J. Gross & Company, inc. d/b/a Data Conversion Laboratory
April 10, 1997
Page No. 2

Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (iii) neither Customer nor any of said Guarantors have any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever; and (iv) neither Customer nor any of said Guarantors have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

The amendments and agreements in this Letter Agreement will become effective on the date {the "Effective Date") upon which: (i) Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith; (ii) an officer of MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof; and (ill) to the extent applicable, MLBFS shall have entered such amendments and agreements in its computer system (which MLBFS agrees to do promptly after the receipt of such executed duplicate copy). Notwithstanding the foregoing, if for any reason other than the sole fault of MLBFS the Effective Date shall not occur within 14 days from the date of this Letter Agreement then all of said amendments and agreements herein will, at the sole option of MLBFS, be void.

Very truly yours,

Merrill Lynch Business Financial Services Inc.

By: /s/ Christopher Golon
   -------------------------------------
        Christopher Golon
        Credit Analyst

Accepted:

M. J. Gross & Company, Inc. d/b/a/ Data Conversion Laboratory

By: /s/ Judy Gross
   -------------------------------------

Printed Name:  Judy Gross
              --------------------------

Title: Vice President
       ---------------------------------

Approved:

/s/ Judy Gross
----------------------------------------
Judy Gross

/s/ Mark Gross
----------------------------------------
Mark Gross

                                                         Private Client Group

[MERRILL LYNCH LOGO]                                    Merrill Lynch Business
                                                        Financial Services Inc.
                                                        222 Norm LaSalle Street
                                                        17th Floor
                                                        Chicago, Illinois 60601
                                                        (312)269-5437
                                                        FAX: (312) 489-3256

                                                        March 29.2000

M J. Gross & Company, Inc. d/b/a Data Conversion Laboratory

184-13 Horace Harding Expressway

Fresh Meadows, NY 11365

             Re: WCMA Line of Credit Increase

Ladies & Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and M.J. Gross & Company, Inc. d/b/a Data Conversion Laboratory ("Customer`) with respect to: (i) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 862-07NB7 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS (a "Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" (as defined below), the Loan Documents are hereby amended as follows:

(a) The term "Maximum WCMA Line of Credit" shall mean $575,000.00.

(b) The annual "Line Fee" is hereby increased to $2,875.00. In connection with the increase in the Maximum WCMA Line of Credit pursuant hereto, a portion of such new Line Fee in the amount of $250.00 (the "Increase Fee") is now due and owing. Customer hereby authorizes and directs MLBFS to charge the increase Fee to WCMA Account No. 862-07N67 on or at any time after the Effective Date. Once charged, the Increase Fee is non-refundable.

Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their Unconditional Guaranty shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (a) no Default or Event of Default has occurred and is continuing under the Loan Documents; (b) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (c) neither Customer nor any of said Guarantors have any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter

                                  MERRILL LYNCH BUSINESS FUNANCIAL SERVICES INC.

M J. Gross & Company, Inc. d/b/a Data Conversion Laboratory
March 29, 2000

Page No. 2

whatsoever, and (d) neither Customer nor any of said Guarantors have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

The obligations of MLBFS under this Letter Agreement are subject to Its receipt (where applicable) and satisfaction with the following:

Current, signed and dated personal financial statement for Mark and Judy Gross.

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (a) Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement and the other documents enclosed herewith; and (b) an officer of MLBFS shall have reviewed and approved this Letter Agreement and such other documents as being consistent in all respects with the original internal authorization hereof.

Notwithstanding the foregoing, if Customer and the Guarantors do not execute and return the duplicate copy of this Letter Agreement and said other documents within 14 days from the date hereof, or if for any other reason (other than the sole fault of MLBFS) the Effective Date shall not occur within said 14-day period, then all of said amendments and agreements will, at the sole option of MLBFS, be void.

Very truly yours,

Merrill Lynch Business Financial Services Inc.

By: /s/ Jeremy T. Weiss
   -------------------------------------
        Jeremy T. Weiss
        Relationship Manager

Accepted:

M.J. Gross & Company, Inc. d/b/a Data Conversion Laboratory

By: /s/ Judy Gross
   -------------------------------------

Printed Name: Judy Gross
             ---------------------------

Title: Vice President
       ---------------------------------

                                  MERRILL LYNCH BUSINESS FUNANCIAL SERVICES INC.

M J. Gross & Company, Inc. d/b/a Data Conversion Laboratory
March 29, 2000

Page No. 3

Approved:

/s/ Judy Gross
----------------------------------------

/s/ Mark Gross
----------------------------------------

                                                         Private Client Group
[MERRILL LYNCH LOGO]

                                                        Merrill Lynch Business
                                                        Financial Services Inc.
                                                        222 North LaSalle Street
                                                                      17th Floor
                                                         Chicago, Illinois 60601

                                                        (312)499.3334
                                                        FAX: (312) 499-3256

                                                        April 25, 2002

M.J. Gross & Company, Inc.

184-13 Horace Harding Expressway
Fresh Meadows, NY 11365

             Re: WCMA Line of Credit Increase and Extension

Ladies & Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and M.J. Gross & Company, Inc. ("Customer") with respect to: (I) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 862-07N67 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS (a "Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" (as defined below) the Loan Documents are hereby amended as follows:

(a) The "Maturity Date" of the WCMA Line of Credit is hereby extended to April 30, 2003.

(b) The "Maximum WCMA Line of Credit" is hereby increased to $675,000.00.

(c) The "Line Fee" for the period ending April 30, 2003, shall be $3,375.00. Customer hereby authorizes and directs MLBFS to charge said amount to WCMA Account No. 862-07N67 on or at any time after the Effective Date.

(d) Customer's "Tangible Net Worth", defined and calculated as set forth on Exhibit B attached hereto, shall at all times exceed $600,000.00.

(e) "Quarterly Certificate of Compliance" shall mean a duly executed certificate, substantially the same form as Exhibit B attached hereto, of the president, chief financial officer or chief executive officer of Customer certifying as to the matters set forth in such Exhibit B. Exhibit B is by this reference incorporated as a part hereof.

(f) Interim Financial Statements. Within 45 days after the close of each fiscal semi-annual period of Customer, a copy of the interim financial statements of Customer for such fiscal semi annual period (including in reasonable detail both a balance sheet as of the close of such fiscal period, and statement of profit and loss for the applicable fiscal period).

M.J. GROSS & COMPANY, INC.
April 25, 2002
Page No. 2

(g) In addition to existing requirements, Customer shall provide to MLBFS: (i) within 45 days after the close of each fiscal semi-annual period of Customer, a copy of the Accounts Receivable Aging of Customer as of the end of such fiscal semi-annual period; and (ii) within 45 days after the close of each fiscal quarter of Customer, a Quarterly Certificate of Compliance, duly executed by the president, chief financial officer or chief executive officer of the Customer.

Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their respective Unconditional Guaranty and/or agreements providing collateral shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (a) no Default or Event of Default has occurred and is continuing under the Loan Documents; (b) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (c) neither Customer nor any of said Guarantors have any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever; and (d) neither Customer nor any of said Guarantors have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

The obligations of MLBFS under this Letter Agreement are subject to its receipt (where applicable) and satisfaction with the following:

          CPA reviewed FYE 2001 financial statements.

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, and the condition specified above shall have been met to our satisfaction, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (a) Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith; and (b) an officer of MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof.

Notwithstanding the foregoing, if Customer and the Guarantors do not execute and return the duplicate copy of this Letter Agreement within 14 days from the date hereof, or if for any other reason (other than the sole fault of MLBFS) the Effective Date shall not occur within said 14-day period, then all of said amendments and agreements will, at the sole option of MLBFS, be void.

                                        Private Client Group

[LOGO]                                  Merrill Lynch Business
                                        Financial Services Inc.
                                        222 North LaSalle Street
                                        17th Floor
                                        Chicago, Illinois 60601
                                        (312) 499-3234
                                        FAX: (312) 499-3256

                                        June 27, 2002


Data Conversion Laboratory, Inc.
184-13 Horace Harding Expressway
Fresh Meadows, NY 11365


                  Re: WCMA Line of Credit Increase
                      ----------------------------

Ladies & Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and M. J. Gross & Company, Inc. ("Customer") with respect to: (i) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 862-07N67 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS (a "Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" (as defined below), the Loan Documents are hereby amended as follows:

(a) For all purposes of the Loan Documents, Customer shall now mean and refer to Data Conversion Laboratory, Inc..

(b) The term "Maximum WCMA Line of Credit" shall mean $1,000,000.00.

(c) The annual "Line Fee" is hereby increased to $7,500.00. In connection with the increase in the Maximum WCMA Line of Credit pursuant hereto, a portion of such new Line Fee in the amount of $2,438.00 (the "Increase Fee") is now due and owing. Customer hereby authorizes and directs MLBFS to charge the Increase Fee to WCMA Account No. 862-07N67 on or at any time after the Effective Date. Once charged, the Increase Fee is non-refundable.

(d) The term "Interest Rate" shall mean a variable per annum rate of interest equal to the sum of 3.40% and the One-Month LIBOR. "One-Month LIBOR" shall mean, as of the date of any determination, the interest rate then most recently published in the "Money Rates" section of The Wall Street Journal as the one-month London Interbank Offered Rate. The Interest Rate will change as of the date of publication in The Wall Street Journal of a One-Month LIBOR that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the One-Month LIBOR, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

(e) Prior to each Maturity Date, Customer shall cause the WCMA Loan Balance to be $500,000.00 for at least one consecutive 20-day period within one year.

                                  MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.


Data Conversion Laboratory, Inc.
June 27, 2002
Page No. 2

(f) As of Customer's fiscal year end 2001, Customer's "tangible net worth" shall exceed $1,000,000.00. As of the close of Customer's fiscal year end 2002, the Customer's "tangible net worth" shall exceed $1,500,000.00. For the purposes hereof, the term "tangible net worth" shall mean Customer's net worth as shown on Customer's regular financial statements prepared in a manner consistent with the terms hereof, but excluding an amount equal to: (i) any assets which are ordinarily classified as "intangible" in accordance with getally accepted accounting priciples, and (ii) any amounts now or hereafter directly or indirectly owing to Customer and by officers, shareholders or affiliates of Customer.

(g) Interim Financial Statements. Within 45 days after the close of each fiscal quarter of Customer, a copy of the interim financial statements of Customer for such fiscal quarter (including in reasonable detail both a balance sheet as of the close of such fiscal period, and statement of profit and loss for the applicable fiscal period).

(h) A/R Agings. Within 45 days after the close of each fiscal quarter of Customer, a copy of the Accounts Receivable Aging of Customer as of the end of such fiscal quarter.

Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their respective Unconditional Guaranty and/or agreements providing collateral shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (a) no Default or Event of Default has occurred and is continuing under the Loan Documents; (b) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (c) neither Customer nor any of said Guarantors have any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever; and (d) neither Customer nor any of said Guarantors have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, and the condition specified above shall have been met to our satisfaction, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (a) Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith; and (b) an officer of MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof.

Notwithstanding the foregoing, if Customer and the Guarantors do not execute and return the duplicate copy of this Letter Agreement within 14 days from the date hereof, or if for any other reason (other than the sole fault of MLBFS) the Effective Date shall not occur within said 14-day period, then all of said amendments and agreements will, at the sole option of MLBFS, be void.

                                  MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

Data Conversion Laboratory, Inc.
June 27, 2002
Page No. 3

Very truly yours,

Merrill Lynch Business Financial Services Inc.


By:  /s/ Annalisa Avandano
     -----------------------------------------
     Annalisa Avandano
     Credit Manager

Accepted:

Data Conversion Laboratory, Inc.


By:  /s/ Mark Gross
   --------------------------------------------

Printed Name:  Mark Gross
              ---------------------------------

Title:
        ---------------------------------------

Approved:

/s/ Judy Gross
-----------------------------------------------
Judy Gross

Vice President
-----------------------------------------------